Annual Meeting of Shareholders April 28, 2021 Achieving Our Energy Vision Exhibit 99.1

Safe Harbor Provision This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2018. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. PAGE

About Unitil Pure-play New England utility creating long-term sustainable value Attractive Service Territory with Growing Customer Base New customer additions in electric and natural gas operations Ongoing conversions from competing fuels Robust Investment Opportunities in Electric and Natural Gas Distribution Assets Electric grid and gas system modernization System expansions Investments in system resiliency Constructive Regulatory Frameworks and Relationships Recognized for Operational Excellence in Electric and Natural Gas Operations Advancing our ESG Profile 107,100 Electric Customers 85,600 Natural Gas Customers We provide energy for life, safely and reliably delivering electricity and natural gas in New England PAGE

2020 Highlights Unitil continued to deliver strong results despite a challenging year Financial Results 2020 Earnings Per Share of $2.15 despite significant headwinds of historically unfavorable weather and the COVID-19 Pandemic Provided shareholders with an uninterrupted annualized common dividend of $1.50 per share; increased to $1.52 for 2021 Operational Successes Achieved best customer satisfaction ratings ever (#1 in New England) Restored electric service quickly and efficiently after numerous storm events; recipient of EEI Emergency Response Award (3rd time in four years) Achieved best gas emergency response ever; selected as a Leading Practice Company in the area of emergency response and preparedness by the American Gas Association Strategic Priorities Maintained long-term investment plan Executed regulatory strategy; several successful rate case awards in 2020 Advanced ESG priorities Customer Satisfaction Earnings Per Share PAGE (1) (1) Excluding Usource divestiture one-time gain of $0.66 per share

2020 Financial Results Net Income and Earnings Per Share Negatively Affected by Historically Warm Weather and COVID-19 Fiscal Year Ended December 31 2020 2019 (Excluding Usource Sale) Variance Net Income (millions) $32.2 $34.4 ($2.2) Earnings Per Share $2.15 $2.31 ($0.16) Excluding the 2019 Usource divestiture, Fiscal Year 2020 net income fell $2.2 million, or $0.16 per share, relative to 2019(1) Historically warm first quarter (2020) weather reduced net income by an estimated $3.1 million, or $0.20 per share relative to normal Estimated COVID-19 Pandemic impact was ($1.4) million, or ($0.09) per share Lower margins offset by lower O&M, tax expenses Margins affected by lower C&I usage, somewhat offset by increased residential usage, higher rates, and customer growth Lower expenses related to reduced travel and healthcare costs, CARES Act tax benefit Weather and COVID-19 pandemic impacts are seen as one-time events that will not have a material impact on long-term outlook See diminishing pandemic impact in 2021 Fiscal Year 2020 Estimated Pandemic Effects Net Income Earnings Per Share Natural Gas Sales Margins ($1.6) million ($0.11) Electric Sales Margins ($0.6) million ($0.04) Operating and Maintenance Expenses $0.4 million $0.03 Taxes Other Than Income $0.4 million $0.03 Estimated Pandemic Impact ($1.4) million ($0.09) First Quarter Weather 2020 2019 Normal Effective Degree Days 3,058 3,456 3,523 2020 Variation (EDD) (11.5%) (13.2%) Estimated Weather Impact ($3.1) million ($0.20) (1) Excluding Usource divestiture one-time gain of $0.66 per share PAGE

Putting Customers First Through a difficult year, delivering exceptional customer service remained a top priority Customer Satisfaction Exceeding regional and national benchmarks 93% Top-Ranked in the Northeast Ranked out of eight utilities 1st National customer satisfaction ranking Ranked 10th out of 114 utilities 1st Quartile Customer Satisfaction is at an all-time high PAGE

Operational Excellence Amid COVID-19 Continued improvement in safety and reliability, despite the challenges of the pandemic Awarded the Edison Electric Institute’s Emergency Response Award for the third time in four years Selected as a Leading Practice Company by the American Gas Association, recognizing superior emergency response and preparedness Average response time in minutes DART Incident Rate 5-Year Average SAIDI Electric Reliability Gas Emergency Response Employee Safety Recognized as a 2020 leader in accident prevention by the American Gas Association PAGE

Outlook for Economic Growth The ingredients are in place for a robust economic recovery Employment has almost fully recovered to pre-pandemic levels, even as many small businesses (e.g., restaurants) are only now reopening Labor shortages already being reported Vaccination is proceeding quickly and is now available to anyone age 16 and over; high rates of adoption Anyone wanting the vaccine is expected to have first dose by May Expect a “return to normal” in the coming weeks Schools fully reopening will provide relief to working parents Working parents will be increasingly able to rejoin workforce Enhanced unemployment benefits end September 6 Business activity accelerating; summer “tsunami” predicted Signs of “pandemic fatigue” and pent up demand are increasingly visible New Hampshire scheduled to lift all business restrictions on May 7 Gas and electric sales usage are normalizing, customer arrears are declining See diminishing pandemic impact on Unitil in 2021 New Hampshire Unemployment Vaccination PAGE

v Historic Housing Market The COVID-19 pandemic has accelerated demand for increasingly scarce housing Source: New Hampshire Housing Finance Authority (NHHFA.org), Housing and Demographic Data, MLS Data (https://www.nhhfa.org/publications-data/housing-and-demographic-data/) Listing Inventory Median Sales Price Out-of-state buyers have fueled unprecedented demand for real estate in New Hampshire, Maine and elsewhere The local housing market reflects record low inventory and record high median sales price Demand for housing is driving a wave of new construction including residential and mixed-use development New housing units will support further in-migration from out of state, bolstering already strong business conditions Lack of affordable housing and workforce shortages are the two biggest headwinds for local economy Best States for Working from Home New Hampshire was recently ranked #4 on the list of best states for remote work in a study by WalletHub PAGE

Significant Investment Opportunities Increasing capital investment to support, expand, and modernize the utility system Diversified Five-Year Capital Investment Plan of Approximately $725 Million Disciplined investment plan supporting continued rate base growth in line with historical growth of 6.5% to 8.5% Roughly 30% increase in coming five years planned capital investment over the prior five years Diverse investment portfolio including grid modernization, gas infrastructure replacement, and growth-related projects Potential upside revisions include electric vehicle and additional grid modernization investments Sustainable Dividend Growth Funding Capital Investment and Lowering Payout T a r g e t R a n g e 22% 21% 22% 14% 19% 41% 30% 7% 7% 6% 5% 34% 34% 34% 36% 45% 39% 39% 39% 5% PAGE

Investing in Electric and Natural Gas Distribution Investing in the Clean Energy Transition Achieving Stable Margins and Earnings Growth Long-Term Sustainable Shareholder Value Steady and predictable cash flows coupled with robust investment opportunities 5% - 7% Expected Long-Term EPS Growth 55% - 65% Long-Term Payout Ratio Sustainable Value Creation 6.5% - 8.5% Expected Long-Term Rate Base Growth Fundamental Principles and Beliefs Underlying our Long-Term Strategy Energy markets in New England will transition towards low-carbon sources Natural gas will continue to play a vital role in providing clean, secure, low-cost energy Advancing the electric grid will provide robust capital investment opportunities As an electric and gas distribution company in northern New England, Unitil is strongly positioned to contribute to and benefit from evolving climate policies PAGE

The Clean Energy Transition New England’s transition to a low-carbon future

National Context – Carbon Intensity vs Affordability State energy-related carbon dioxide emissions and average electricity costs Sources: U.S. Energy Information Administration (EIA), Table 2. State energy-related carbon dioxide emissions by year, adjusted (2018) https://www.eia.gov/environment/emissions/state/ EIA State Electricity Profiles (2019) https://www.eia.gov/electricity/state/ CO2 Emissions Average Retail Electricity Price State MMT % of U.S. Total Cents/kWh % of U.S. Avg Massachusetts 63.0 1.19% 18.4 175% Maine 15.0 0.28% 14.0 133% New Hampshire 14.2 0.27% 17.2 163% United States 5281.0 10.5 U.S. Average Retail Electricity Price Carbon Emissions Avg Electricity Prices PAGE

American Jobs Plan: $2.25 trillion infrastructure plan (proposed) Proposals include investments in clean energy, electric vehicles, improved resiliency of electric grid Building a Sustainable Future State Policies and Climate Goals Massachusetts Maine New Hampshire 2050 Decarbonization Roadmap Net-zero greenhouse gas emissions by 2050 Emissions limit of 50% for 2030, 75% for 2040 Large procurements of renewable generation Primarily offshore wind, Canadian hydro Continued solar incentives Electrification of transportation and heating sectors Storage initiative Energy efficiency & demand reduction Maine Climate Council 80% reduction in greenhouse gas emissions by 2050 Reduction of 45% below 1990 levels by 2030; carbon neutral by 2045 80% renewable generation by 2030 Electrification of transportation and heating sectors Accelerate transition to electric vehicles Transition to cleaner heating and cooling systems Accelerate energy efficiency in buildings State Energy Strategy Cost effective energy policies Preference for market based solutions Fuel mix with natural gas and more renewables (offshore wind) Cost effective energy efficiency & Demand reduction Safe, reliable, resilient system PAGE

Policy Driven Electrification Converting vehicles and buildings to electricity is a key policy focus Electric Vehicles Unitil Customer Mix Electric Heat Pumps 63% Percentage of Unitil customers that have Unitil for their electric service Maine 0% New Hampshire 75% Massachusetts 93% PAGE

v Transportation is the Biggest Opportunity As other sectors become “cleaner” a growing proportion of carbon emissions are in transportation Carbon Emissions by Sector Source: U.S. Energy Information Administration (EIA), Table 4. 2018 State energy-related carbon dioxide emissions by sector https://www.eia.gov/environment/emissions/state/ Reducing greenhouse gas emissions from transportation, especially road emissions, represents the greatest opportunity to achieve large reductions in carbon at reasonable cost PAGE

Clean Transportation Alternatives Unitil is focused on vehicle conversions from petroleum to electricity and natural gas As New England continues to make progress on its emission reduction goals, the transportation sector offers the greatest potential opportunity to make significant gains in the years ahead. Customer interest in electric vehicles (EVs) has never been higher. Unitil continues to support the addition of vehicle charging stations on its system, including Tesla’s site with eight Superchargers in Seabrook, New Hampshire. Unitil also continues to work with the New Hampshire Department of Transportation in support of the state’s goal of bringing additional charging stations online along the busy I-93 corridor. Electric Vehicles (EVs) Compressed Natural Gas (CNG) vehicles are also gaining traction in the region. Waste Management, a national waste collection and environmental solutions provider, went live with its own natural gas fueling station in Rochester, New Hampshire in 2020, with plans to convert its 60-truck fleet from diesel to CNG. Waste Management’s project, combined with overall growth in the Rochester area, is a primary reason Unitil launched a multi-year project to upgrade the high-pressure feed into the city. Compressed Natural Gas (CNG) PAGE

Cold Climate Heat Pumps (air source) operate efficiently and deliver reliable heat most days of the year Performance declines with ambient temperature Supplemental heat required during extreme cold when heating capacity may be insufficient Most attractive in new construction with tighter building envelopes, better insulation and flexibility in heating system design Retrofitting existing homes can be difficult and costly Legacy housing stock not sufficiently insulated to rely solely on heat pump during winter cold snaps In retrofits, the existing furnace or boiler will likely serve as the auxiliary system Advanced heating and air conditioning systems fueled by both electricity and natural gas promise similar benefits with no sacrifice of comfort or cost Adoption of heat pumps will expand electric load beyond just heating requirements by offering cooling in summer, increasing energy needs Electricity for Home Heating Heat pump performance is improving, but supplemental heat still required in most homes Average Minimum Temperatures (Winter) Unitil delivers four times more energy to customers through natural gas pipelines than electric lines. This increases to more than 10X on cold winter days due to the heating requirements of homes and buildings. PAGE

v Every 100 homes converted from oil to natural gas is equivalent to removing 55 cars from the road, permanently Opportunities for Fuel Switching High penetration of fuel oil and propane presents opportunities to switch to a fuel that is both cleaner and more affordable Fuels Used for Home Heating Source: U.S. Census Bureau, American Community Survey, Selected Housing Characteristics, 2019: ACS 5-Year Estimates Data Profiles https://www.census.gov/acs/www/data/data-tables-and-tools/data-profiles/ Average residential customer savings 35% Annual Cost w/ Oil $2,300 Annual Cost w/ Gas $1,500 CO2 Reduction 28% SOx Reduction NOx Reduction 100% 79% $$ Average Annual Heating Cost PAGE

Renewable Natural Gas (RNG), also known as biomethane or biogas, is a pipeline-quality gas made from organic waste (the gaseous product of the decomposition of organic matter) Hydrogen produced from renewable electricity used to split water into hydrogen and oxygen, also known as “power-to-gas” and “green hydrogen”, can be blended with natural gas or methanized to create synthetic natural gas Can expand the development of solar and wind power by providing a way to store or use excess renewable energy when it is not needed As customer volumes decrease due to electrification, efficiency measures and policy action, RNG and hydrogen will become more significant contributors to supply Can be used to displace fossil fuel use in hard-to-abate sectors Unitil expects revenues to become increasingly independent of sales volumes through revenue decoupling ratemaking Freedom to offer customers clean, affordable and reliable energy options tailored to their needs, whether electric or gas Decarbonizing the Gas Supply Renewable Natural Gas (RNG) and hydrogen offer opportunities to deliver carbon-neutral gas Renewable Natural Gas PAGE

Foundational Objectives Deliver safe and reliable service meeting the expectations of today’s customers, and the needs of a 21st Century economy Engage customers and encourage their active participation in energy markets by enabling the easy adoption of new technologies and services so they can better manage their energy needs Reduce the environmental impact of electricity generation by seamlessly integrating all types of generation and storage options, and by improving efficiency and optimizing demand Support the interconnection and business models of third parties and encourage innovation Ongoing Projects and Initiatives Advanced distribution management system Advanced field communications to support grid intelligence Advanced metering and data management systems Supervisory control and data acquisition and Volt-Var optimization Electric vehicle make-ready programs Advancing the Grid A smart, reliable, affordable and flexible electric grid is foundational to a clean energy future PAGE

Opportunities – Both Gas and Electric Unitil is well positioned to benefit from climate policies on both sides of our business Source: Unitil customer data as of 12/31/2020 Source: U.S. Census Bureau, American Community Survey, Selected Housing Characteristics, 2019: ACS 5-Year Estimates Data Profiles (https://www.census.gov/acs/www/data/data-tables-and-tools/data-profiles/) Fuels Used for Home Heating Unitil Customer Mix PAGE

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